Related-Party Transactions - Additional Information (Detail) - CAD ($)	12 Months Ended
	Oct. 31, 2021	Oct. 31, 2020
Disclosure of transactions between related parties [abstract]
Description of related party transactions	In the ordinary course of business, we provide banking services and enter into transactions with related parties on terms similar to those offered to unrelated parties. Related parties include key management personnel(1), their close family members, and entities that they or their close family members control or jointly control.
Related parties include close family members control or jointly control	$ 17,000,000	$ 139,000,000
Letters of credit and guarantees	0	2,000,000
Undrawn credit commitments	11,000,000	65,000,000
Provision for credit losses outstanding balances	$ 0	$ 0